UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 14, 2007

ML-CFC Commercial Mortgage Trust 2007-9

(Exact name of the Issuing Entity)
Commission File Number of the Issuing Entity: 333-142235-05

Merrill Lynch Mortgage Lending, Inc.,
Countrywide Commercial Real Estate Finance, Inc.,
Natixis Real Estate Capital Inc.
and
Eurohypo AG, New York Branch

(Exact name of the Sponsor as specified in its charter)

Merrill Lynch Mortgage Investors, Inc.

(Exact name of the Registrant as specified in its charter)
Commission File Number of the Registrant: 333-142235

Delaware

(State or Other Jurisdiction of Incorporation)

333-142235-05 (Commission File Number)	13-3416059 (IRS Employer Identification No.)

4 World Financial Center, 16th Floor 250 Vesey Street, New York, New York (Address of Principal Executive Offices)	10080 (Zip Code)

(212) 449-1000
Registrant’s telephone number, including area code

4 World Financial Center, 10th Floor
250 Vesey Street, New York, New York
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2007, a pooling and servicing agreement, dated as of November 1, 2007 (the “Pooling and Servicing Agreement”), was entered into by and between Merrill Lynch Mortgage Investors, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer no. 1, Midland Loan Services, Inc., as master servicer no. 2, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association as certificate administrator. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled ML-CFC Commercial Mortgage Trust 2007-9 (the “ML-CFC Commercial Mortgage Trust 2007-9”), Commercial Mortgage Pass-Through Certificates, Series 2007-9 (the “Certificates”). Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class AM, Class AM-A, Class AJ, Class AJ-A, Class B, Class C, Class D, Class E, Class F and Class XP (collectively, the “Publicly-Offered Certificates”), were registered under the Registrant’s registration statement on Form S-3 (Registration No. 333-142235) and were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), Countrywide Securities Corporation, Natixis Securities North America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (collectively, the “Underwriters”), pursuant to an underwriting agreement dated as of November 1, 2007 (the “Underwriting Agreement”), between the Registrant and the Underwriters. Certain of the mortgage loans backing the Publicly-Offered Certificates (the “MLML Mortgage Loans”) were acquired by the Registrant from Merrill Lynch Mortgage Lending, Inc. (“MLML”) as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the “MLML Mortgage Loan Purchase Agreement”). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the “Countrywide Mortgage Loans”) were acquired by the Registrant from Countrywide Commercial Real Estate Finance, Inc. (“Countrywide”) as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the “Countrywide Mortgage Loan Purchase Agreement”). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the “Natixis Mortgage Loans”) were acquired by the Registrant from Natixis Real Estate Capital Inc. (“Natixis REC”) and Natixis Commercial Mortgage Funding, LLC (“Natixis CMF” and together with Natixis REC, the “Natixis Sellers”) as sellers pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the “Natixis Sellers Mortgage Loan Purchase Agreement”). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the “Eurohypo Mortgage Loans”) were acquired by the Registrant from Eurohypo AG, New York Branch (“Eurohypo”) as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the “Eurohypo Mortgage Loan Purchase Agreement”). Certain other of the mortgage loans backing the Publicly-Offered Certificates (the “LNR Mortgage Loans” and together with the MLML Mortgage Loans, the Countrywide Mortgage Loans, the Natixis Mortgage Loans, and the Eurohypo Mortgage Loans, the “Mortgage Loans”) were acquired by the Registrant from LNR Capital Services, Inc. (“LNR Capital”), LNR Carson Holdings, LLC (“LNR Carson”) and LNR Securities Holdings, LLC (“LNR Securities”) as sellers pursuant to a mortgage loan purchase agreement dated as of November 1, 2007 (the “LNR Sellers Mortgage Loan Purchase Agreement” and together with the MLML Mortgage Loan Purchase Agreement, the Countrywide Mortgage Loan Purchase Agreement, the Natixis Sellers Mortgage Loan

Purchase Agreement and the Eurohypo Mortgage Loan Purchase Agreement the “Mortgage Loan Purchase Agreements”).

Each Mortgage Loan Purchase Agreement contains representations and warranties made by the related seller (MLML, Countrywide, Natixis REC, Natixis CMF, Eurohypo, LNR Capital, LNR Carson or LNR Securities, as the case may be) to the Registrant with respect to the Mortgage Loans sold by such seller to the Registrant.

Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements have been described in a filing previously made on November 13, 2007 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant’s Form S-3 registration statement number 333-142235-05, for the ML-CFC Commercial Mortgage Trust 2007-9, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the Mortgage Loan Purchase Agreements will be filed subsequently as exhibits to a separate Current Report on Form 8-K filed by the Registrant for the ML-CFC Commercial Mortgage Trust 2007-9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 19, 2007

MERRILL LYNCH MORTGAGE INVESTORS, INC.
By:	/s/ David M. Rodgers
Name: David M. Rodgers
Title: Executive Vice President, Chief Officer in Charge of Commercial Mortgage Securitization